EXHIBIT 32.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                                    PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Denis Aubin, Executive Vice President, Chief Financial Officer and Secretary, certify that in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of MAAX Holdings, Inc. (the "Company"), that the Annual Report of the Company on Form 10-K for the year ended February 28, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 30, 2006                /s/ DENIS AUBIN
                                   ---------------------------------------------
                                   Name:  Denis Aubin
                                   Title: Executive Vice President,
                                          Chief Financial Officer and
                                          Secretary


         A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.